UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22405

ClearBridge MLP and Midstream Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2020

CLEARBRIDGE

MLP AND MIDSTREAM

FUND INC. (CEM)

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions.

The fund seeks to achieve its objective by an investing primarily in energy master limited partnership (“MLPs”) and energy midstream entities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge MLP and Midstream Fund Inc. for the six-month reporting period ended May 31, 2020. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,
•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2020

II	ClearBridge MLP and Midstream Fund Inc.

Performance review

For the six months ended May 31, 2020, ClearBridge MLP and Midstream Fund Inc. returned -60.51% based on its net asset value (“NAV”)i and -60.51% based on its New York Stock Exchange (“NYSE”) market price per share. The Alerian MLP Indexii and the Lipper Energy MLP Closed-End Funds Category Averageiii returned -24.26% and -50.94%, respectively, over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.39. As of May 31, 2020, the Fund estimates that all of the distributions constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2020. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2020 (unaudited)
Price Per Share	6-Month Total Return**
$4.27 (NAV)	-60.51%†
$3.73 (Market Price)	-60.51%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “CEM” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XCEMX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a monthly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund). In a continuing effort to provide

*

This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

ClearBridge MLP and Midstream Fund Inc.	III

Performance review (cont’d)

information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge MLP and Midstream Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

June 30, 2020

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including stock market risk, MLP and midstream entities risk, market events risk and portfolio management risk. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities and midstream entities are subject to unique risks. The Fund’s concentration of investments in energy-related MLPs and midstream entities subjects it to the risks of MLPs, midstream entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in small capitalization or illiquid securities which can increase the risk and volatility of the Fund. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Iv	ClearBridge MLP and Midstream Fund Inc.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

iii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category.

ClearBridge MLP and Midstream Fund Inc.	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2020 and November 30, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2020

ClearBridge MLP and Midstream Fund Inc.

Security	Shares/Units	Value
Master Limited Partnerships — 101.5%
Crude/Refined Products Pipelines — 8.7%
BP Midstream Partners LP	1,105,262	$13,826,828
Shell Midstream Partners LP	912,374	12,307,925
Total Crude/Refined Products Pipelines		26,134,753
Diversified Energy Infrastructure — 37.8%
Energy Transfer LP	4,711,462	38,445,530
Enterprise Products Partners LP	1,707,229	32,608,074
Genesis Energy LP	1,521,323	12,201,010
Plains All American Pipeline LP	1,858,086	18,023,434
Plains GP Holdings LP, Class A Shares	1,219,251	12,180,318
Total Diversified Energy Infrastructure		113,458,366
Gathering/Processing — 20.9%
CNX Midstream Partners LP	1,152,260	8,365,408
DCP Midstream LP	1,217,482	13,392,302
Enable Midstream Partners LP	2,688,737	11,185,146
EQM Midstream Partners LP	253,330	4,977,934
Noble Midstream Partners LP	340,912	3,296,619
Rattler Midstream LP	1,357,000	11,412,370
Western Midstream Partners LP	1,082,321	10,108,878
Total Gathering/Processing		62,738,657
Liquids Transportation & Storage — 15.7%
Holly Energy Partners LP	476,872	7,706,251
Magellan Midstream Partners LP	659,481	29,900,869
PBF Logistics LP	931,970	9,692,488
Total Liquids Transportation & Storage		47,299,608
Natural Gas Transportation & Storage — 7.7%
Cheniere Energy Partners LP	279,000	9,413,460
TC PipeLines LP	392,544	13,797,922
Total Natural Gas Transportation & Storage		23,211,382
Oil/Refined Products — 10.7%
MPLX LP	1,686,071	32,018,488
Total Master Limited Partnerships (Cost — $482,552,957)		304,861,254

	Shares
Common Stocks — 35.2%
Energy — 35.2%
Oil, Gas & Consumable Fuels — 35.2%
Antero Midstream Corp.	1,848,680	8,836,690
Enbridge Inc.	528,940	17,164,103
Kinder Morgan Inc.	1,126,060	17,791,748

See Notes to Financial Statements.

2	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

ClearBridge MLP and Midstream Fund Inc.

Security		Shares	Value
Oil, Gas & Consumable Fuels — continued
ONEOK Inc.		647,178	$23,744,961
Targa Resources Corp.		847,682	15,165,031
Williams Cos. Inc.		1,129,821	23,082,243
Total Common Stocks (Cost — $136,502,721)			105,784,776
Total Investments before Short-Term Investments (Cost — $619,055,678)			410,646,030

Rate
Short-Term Investments — 10.0%
JPMorgan 100% U.S. Treasury Securities Money Market
Fund, Institutional Class (Cost — $30,255,533)	0.104%	30,255,533	30,255,533
Total Investments* — 146.7% (Cost — $649,311,211)			440,901,563
Mandatory Redeemable Preferred Stock, at Liquidation Value — (18.3)%			(55,000,000)
Liabilities in Excess of Other Assets — (28.4)%			(85,466,026)
Total Net Assets Applicable to Common Shareholders — 100.0%			$300,435,537

*	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report	3

Statement of assets and liabilities (unaudited)

May 31, 2020

Assets:
Investments, at value (Cost — $649,311,211)	$440,901,563
Dividends and distributions receivable	538,816
Interest receivable	3,708
Prepaid expenses	51,436
Total Assets	441,495,523

Liabilities:
Senior Secured Notes (net of deferred debt issuance and offering costs of $539,588) (Note 6)	75,567,399
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 550 shares issued and outstanding) (net of deferred offering costs of $443,221) (Note 7)	54,556,779
Income tax payable	8,696,482
Interest expense payable	1,214,948
Investment management fee payable	360,546
Distributions payable to Mandatory Redeemable Preferred Stockholders	141,201
Directors’ fees payable	36,234
Accrued expenses	486,397
Total Liabilities	141,059,986
Total Net Assets Applicable to Common Shareholders	$300,435,537

Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 70,414,962 shares issued and outstanding; 100,000,000 common shares authorized)	$70,415
Paid-in capital in excess of par value	671,200,651
Total distributable earnings (loss), net of income taxes	(370,835,529)
Total Net Assets Applicable to Common Shareholders	$300,435,537

Common Shares Outstanding	70,414,962

Net Asset Value Per Common Share	$4.27

See Notes to Financial Statements.

4	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2020

Investment Income:
Dividends and distributions	$40,223,202
Return of capital (Note 1(g))	(32,591,525)
Net Dividends and Distributions	7,631,677
Interest	40,596
Less: Foreign taxes withheld	(234,374)
Total Investment Income	7,437,899

Expenses:
Interest expense (Notes 5 and 6)	9,284,105
Investment management fee (Note 2)	4,351,374
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 7)	1,331,436
Amortization and write-off of debt issuance and offering costs (Note 6)	712,577
Commitment fees (Note 5)	158,493
Audit and tax fees	140,998
Directors’ fees	133,404
Legal fees	87,517
Amortization of preferred stock offering costs (Note 7)	81,177
Transfer agent fees	80,980
Fund accounting fees	37,248
Stock exchange listing fees	18,058
Shareholder reports	11,663
Franchise taxes	11,500
Rating agency fees	10,005
Insurance	6,568
Custody fees	5,786
Miscellaneous expenses	66,963
Total Expenses	16,529,852
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,731)
Net Expenses	16,517,121
Net Investment Loss, before income taxes	(9,079,222)
Net current and deferred tax benefit (Note 10)	5,130,034
Net Investment Loss, net of income taxes	(3,949,188)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 10):
Net Realized Gain (Loss) From:
Investment transactions	(223,580,910)
Deferred tax benefit (Note 10)	50,752,867
Net Realized Loss, net of income taxes	(172,828,043)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(284,594,624)
Deferred tax expense (Note 10)	(8,827,559)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	(293,422,183)
Net Loss on Investments, net of income taxes	(466,250,226)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(470,199,414)

See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report	5

Statements of changes in net assets

For the Six Months Ended May 31, 2020 (unaudited) and the Year Ended November 30, 2019	2020	2019

Operations:
Net investment loss, net of income taxes	$(3,949,188)	$(7,297,160)
Net realized loss, net of income taxes	(172,828,043)	(23,008,092)
Change in net unrealized appreciation (depreciation), net of income taxes	(293,422,183)	(11,950,735)
Decrease in Net Assets Applicable to Common Shareholders From Operations	(470,199,414)	(42,255,987)

Distributions to Common Shareholders From (Note 1):
Dividends	—	(29,167,055)
Return of capital	(27,461,835)	(53,922,600)
Decrease in Net Assets From Distributions to Common Shareholders	(27,461,835)	(83,089,655)

Fund Share Transactions:
Shelf registration offering costs (Note 9)	(39,860)	(19,724)
Decrease in Net Assets From Fund Share Transactions	(39,860)	(19,724)
Decrease in Net Assets Applicable to Common Shareholders	(497,701,109)	(125,365,366)

Net Assets Applicable to Common Shareholders:
Beginning of period	798,136,646	923,502,012
End of period	$300,435,537	$798,136,646

See Notes to Financial Statements.

6	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2020

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(470,199,414)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(82,214,518)
Sales of portfolio securities	393,906,897
Net purchases, sales and maturities of short-term investments	(27,551,270)
Return of capital	32,591,525
Decrease in dividends and distributions receivable	1,123,599
Decrease in interest receivable	14,806
Decrease in prepaid expenses	35,266
Decrease in income tax receivable	2,434,412
Amortization of preferred stock offering costs	81,177
Amortization and write-off of debt issuance and offering costs	712,577
Decrease in investment management fee payable	(675,444)
Increase in Directors’ fees payable	17,084
Decrease in interest expense payable	(4,110,818)
Increase in income tax payable	3,558,010
Decrease in accrued expenses	(114,063)
Increase in distributions payable to Mandatory Redeemable Preferred Stockholders	45,678
Decrease in deferred tax liability	(58,829,343)
Net realized loss on investments	223,580,910
Change in net unrealized appreciation (depreciation) of investments	284,594,624
Net Cash Provided by Operating Activities*	299,001,695

Cash Flows From Financing Activities:
Distributions paid on common stock	(27,461,835)
Proceeds from loan facility borrowings	21,000,000
Repayment of loan facility borrowings	(39,000,000)
Redemption of Senior Secured Notes	(253,500,000)
Shelf registration offering costs	(39,860)
Net Cash Used in Financing Activities	(299,001,695)
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	—

*	Included in operating expenses is cash of $13,538,610 paid for interest and commitment fees on borrowings and $5,781,579 paid for income taxes, net of refunds, if any.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

May 31, 2020
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report	7

Financial highlights

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,2]		2019[1]	2018[1]	2017[1]	2016[1]		2015[1]

Net asset value, beginning of period	$11.33		$13.12	$13.86	$16.39	$17.57		$29.32

Income (loss) from operations:
Net investment income (loss)	(0.06)		(0.10)	0.28	(0.18)	(0.47)		(0.16)
Net realized and unrealized gain (loss)	(6.61)		(0.51)	0.40	(0.93)	0.71		(9.88)
Total income (loss) from operations	(6.67)		(0.61)	0.68	(1.11)	0.24		(10.04)

Less distributions to common shareholders from:
Dividends	—		(0.41)	(0.28)	(1.20)	(0.58)		—
Return of capital	(0.39)	[3]	(0.77)	(1.14)	(0.22)	(0.84)		(1.71)
Total distributions to common shareholders	(0.39)		(1.18)	(1.42)	(1.42)	(1.42)		(1.71)

Net asset value, end of period	$4.27		$11.33	$13.12	$13.86	$16.39		$17.57

Market price, end of period	$3.73		$10.01	$11.92	$12.75	$15.30		$18.36
Total return, based on NAV[4,5]	(60.51)%		(5.27)%	4.08%	(7.34)%	2.48%		(35.58)%
Total return, based on Market Price[6]	(60.51)%		(6.81)%	3.39%	(8.63)%	(8.32)%		(28.02)%

Net assets applicable to common shareholders, end of period (millions)	$300		$798	$924	$974	$1,148		$1,225

Ratios to average net assets:
Management fees	1.55%[7]		1.49%	1.47%	1.42%	1.46%		1.41%
Other expenses	4.33	[7,8]	2.08	1.94	1.70	2.77	[9]	1.56
Subtotal	5.88	[7,8]	3.57	3.41	3.12	4.23	[9]	2.97
Income tax expenses	—10		—10	—10	—10	1.63		—10
Total gross expenses	5.88	7,[8]	3.57	3.41	3.12	5.86	[9]	2.97
Total net expenses	5.88	[7,8,11]	3.57	3.41	3.12	5.86	[9]	2.97
Net investment income (loss), net of income taxes	(1.40)	[7,8]	(0.80)	1.88	(1.14)	(3.06)	[9]	(0.62)

Portfolio turnover rate	9%		33%	14%	12%	24%		8%

See Notes to Financial Statements.

8	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

For a common share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2020[1,2]	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Supplemental data:
Loan and Debt Issuance Outstanding, End of Period (000s)	$76,107	$347,607	$421,000	$425,000	$395,000	$607,000
Asset Coverage Ratio for Loan and Debt Issuance Outstanding[12]	567%	345%	332%	342%	405%	335%
Asset Coverage, per $1,000 Principal Amount of Loan and Debt Issuance Outstanding[12]	$5,670	$3,454	$3,324	$3,420	$4,046	$3,347
Weighted Average Loan and Debt Issuance (000s)	$250,951	$395,909	$432,329	$421,671	$400,902	$606,178
Weighted Average Interest Rate on Loan and Debt Issuance	7.40%[13]	3.77%	3.67%	3.60%	4.55%[13]	3.29%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$55,000	$55,000	$55,000	$55,000	$55,000	$200,000
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[14]	329%	298%	294%	303%	355%	252%
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[14]	$329,153	$298,242	$294,013	$302,820	$355,168	$251,750

See Notes to Financial Statements.

ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report	9

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2020 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from dividends, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Includes non-recurring prepayment penalties and the write-off of debt issuance and offering costs recognized during the period totaling 1.82% of average assets.

[9]

Includes non-recurring prepayment penalties, the write-off of debt issuance and offering costs and the write-off of preferred stock offering costs recognized during the period totaling 0.73% of average assets.

[10]

For the six months ended May 31, 2020 and the years ended November 30, 2019, 2018, 2017 and 2015, the net income tax benefit was 8.37% (not annualized), 1.65%, 6.18%, 4.20% and 23.47%, respectively. The net income tax benefit is not reflected in the Fund’s expense ratios.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and debt issuance outstanding at the end of the period.

[13]	Includes prepayment penalties recognized during the period.

[14]

Represents value of net assets plus the loan outstanding, debt issuance outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan, debt issuance and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

10	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge MLP and Midstream Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective. On April 1, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

Under normal market conditions the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may

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Notes to financial statements (unaudited) (cont’d)

include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

12	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Master Limited Partnerships	$304,861,254	—	—	$304,861,254
Common Stocks	105,784,776	—	—	105,784,776
Total Long-Term Investments	410,646,030	—	—	410,646,030
Short-Term Investments†	30,255,533	—	—	30,255,533
Total Investments	$440,901,563	—	—	$440,901,563

†	See Schedule of Investments for additional detailed categorizations.

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Notes to financial statements (unaudited) (cont’d)

(b) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings, interest payables and the aggregate liquidation value (i.e., $100,000 per outstanding share) of the Mandatory Redeemable Preferred Stock (“MRPS”)), net of income taxes, by the total number of shares of common stock outstanding.

(c) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

14	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

For the six months ended May 31, 2020, the Fund estimated that approximately 83% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $33,410,425 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the year ended November 30, 2019 in the amount of an increase of $818,900 in dividends and distributions received from investments.

(h) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

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Notes to financial statements (unaudited) (cont’d)

(i) Distributions to shareholders. Distributions to common shareholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common shareholders will be either a dividend (ordinary income), distribution (return of capital) or combination of both. This estimate is based on the Fund’s operating results during the period. The Fund anticipates that 100% of its current period distribution will be comprised of return of capital. The actual tax characterization of the common stock distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

Distributions to holders of MRPS are accrued on a daily basis as described in Note 7 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as a dividend (ordinary income) or distribution (return of capital) similar to the treatment of distributions made to common shareholders as described above. The Fund anticipates that 100% of its current period distribution to the MRPS shareholders will be treated as return of capital. The actual tax characterization of the MRPS distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay tax, as well as interest and penalties, in connection with such an adjustment.

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and book basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and, as applicable, (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by management of the

16	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

Fund based on Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 740, Income Taxes (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future allocations of taxable income and future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and gains allocable from the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the current and deferred tax liabilities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The 2015 through 2019 tax years remain open and subject to examination by tax jurisdictions.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the period ended May 31, 2020, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

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Notes to financial statements (unaudited) (cont’d)

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended May 31, 2020, fees waived and/or expenses reimbursed amounted to $12,731.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$82,214,518
Sales	393,906,897

4. Derivative instruments and hedging activities

During the six months ended May 31, 2020, the Fund did not invest in derivative instruments.

5. Loan

The Fund has a revolving credit agreement with The Bank of Nova Scotia (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $85,000,000 and renews daily for a 179-day term, unless notice to the contrary is given to the Fund. Prior to May 8, 2020, the Credit Agreement allowed the Fund to borrow up to an aggregate amount of $150,000,000. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $85,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to The Bank of Nova Scotia, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At May 31, 2020, the Fund had no borrowings outstanding per this Credit Agreement. Interest expense related to this loan for the six months ended May 31, 2020 was $205,978.

18	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

For the six months ended May 31, 2020, the Fund incurred commitment fees of $158,493. For the six months ended May 31, 2020, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $32,978,495 and the weighted average interest rate was 2.46%.

6. Senior secured notes

At May 31, 2020, the Fund had $76,106,987 aggregate principal amount of fixed-rate senior secured notes (“Senior Notes”) outstanding. Interest expense, including prepayment penalties, related to the Senior Notes for the six months ended May 31, 2020 was $9,078,127. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge and are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).

During the six months ended May 31, 2020, the Fund redeemed $253,500,000 of Senior Notes. The table below summarizes the Senior Notes redeemed.

Date of Redemption	Series	Amount Redeemed	Rate	Maturity	Redemption Price	Prepayment Penalty
Senior secured notes:
March 23, 2020	Series C	$41,250,000	4.06%	July 12, 2022	102%	$825,000
March 23, 2020	Series D	$36,397,059	4.21%	July 12, 2024	102%	$727,941
March 23, 2020	Series A	$20,220,588	3.65%	June 6, 2023	102%	$404,412
March 23, 2020	Series B	$20,220,588	3.78%	June 6, 2025	102%	$404,412
March 23, 2020	Series A	$6,470,588	4.20%	April 30, 2026	102%	$129,412
March 23, 2020	Series H	$6,066,177	2.87%	June 11, 2021	102%	$121,323
March 23, 2020	Series I	$10,110,294	3.46%	June 11, 2025	102%	$202,206
March 23, 2020	Series J	$10,110,294	3.56%	June 11, 2027	102%	$202,206
March 23, 2020	Series K	$14,154,412	3.76%	June 11, 2030	102%	$283,088
March 25, 2020	Series C	$8,750,000	4.06%	July 12, 2022	102%	$175,000
March 25, 2020	Series D	$7,720,588	4.21%	July 12, 2024	102%	$154,412
March 25, 2020	Series A	$4,289,216	3.65%	June 6, 2023	102%	$85,784
March 25, 2020	Series B	$4,289,216	3.78%	June 6, 2025	102%	$85,784
March 25, 2020	Series A	$1,372,549	4.20%	April 30, 2026	102%	$27,451
March 25, 2020	Series H	$1,286,764	2.87%	June 11, 2021	102%	$25,736
March 25, 2020	Series I	$2,144,608	3.46%	June 11, 2025	102%	$42,892
March 25, 2020	Series J	$2,144,608	3.56%	June 11, 2027	102%	$42,892
March 25, 2020	Series K	$3,002,451	3.76%	June 11, 2030	102%	$60,049
March 27, 2020	Series C	$13,375,000	4.06%	July 12, 2022	101%	$133,750
March 27, 2020	Series D	$11,801,470	4.21%	July 12, 2024	101%	$118,015
March 27, 2020	Series A	$6,556,373	3.65%	June 6, 2023	101%	$65,564
March 27, 2020	Series B	$6,556,373	3.78%	June 6, 2025	101%	$65,564
March 27, 2020	Series A	$2,098,039	4.20%	April 30, 2026	101%	$20,980

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Notes to financial statements (unaudited) (cont’d)

Date of Redemption	Series	Amount Redeemed	Rate	Maturity	Redemption Price	Prepayment Penalty
Senior secured notes (cont’d):
March 27, 2020	Series H	$1,966,912	2.87%	June 11, 2021	101%	$19,669
March 27, 2020	Series I	$3,278,186	3.46%	June 11, 2025	101%	$32,782
March 27, 2020	Series J	$3,278,186	3.56%	June 11, 2027	101%	$32,782
March 27, 2020	Series K	$4,589,461	3.76%	June 11, 2030	101%	$45,894
		$253,500,000				$4,535,000

The table below summarizes the key terms of each series of Senior Notes at May 31, 2020.

Security	Amount Outstanding at November 30, 2019	Amount Redeemed	Amount Outstanding at May 31, 2020	Rate	Maturity	Estimated Fair Value
Senior secured notes:
Series C	$82,401,747	$(63,375,000)	$19,026,747	4.06%	July 12, 2022	$19,520,204
Series D	$72,707,423	$(55,919,117)	$16,788,306	4.21%	July 12, 2024	$17,640,827
Series A	$40,393,013	$(31,066,177)	$9,326,836	3.65%	June 6, 2023	$9,567,038
Series B	$40,393,013	$(31,066,177)	$9,326,836	3.78%	June 6, 2025	$9,680,294
Series A	$12,925,764	$(9,941,176)	$2,984,588	4.20%	April 30, 2026	$3,170,104
Series H	$12,117,904	$(9,319,853)	$2,798,051	2.87%	June 11, 2021	$2,802,483
Series I	$20,196,507	$(15,533,088)	$4,663,419	3.46%	June 11, 2025	$4,771,715
Series J	$20,196,507	$(15,533,088)	$4,663,419	3.56%	June 11, 2027	$4,782,546
Series K	$28,275,109	$(21,746,324)	$6,528,785	3.76%	June 11, 2030	$6,751,645
	$329,606,987	$(253,500,000)	$76,106,987			$78,686,856

The Senior Notes are not listed on any exchange or automated quotation system. The estimated fair value of the Senior Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Senior Notes are categorized as Level 3 within the fair value hierarchy.

7. Mandatory redeemable preferred stock

At May 31, 2020, the Fund had 550 shares of fixed rate MRPS outstanding with an aggregate liquidation value of $55,000,000. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

20	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

The table below summarizes the key terms of each series of the MRPS at May 31, 2020.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	1/8/2021	3.85%	52	$100,000	$5,200,000	$5,232,382
Series B	1/8/2023	4.18%	64	$100,000	$6,400,000	$6,568,653
Series C	6/11/2021	3.52%	58	$100,000	$5,800,000	$5,817,573
Series D	6/11/2025	4.16%	160	$100,000	$16,000,000	$16,510,981
Series E	6/11/2021	3.52%	52	$100,000	$5,200,000	$5,215,755
Series F	6/11/2025	4.16%	82	$100,000	$8,200,000	$8,461,878
Series G	6/11/2027	4.26%	82	$100,000	$8,200,000	$8,505,318
					$55,000,000	$56,312,540

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc. (“Fitch”), the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%. In March 2020, Fitch revised its ratings assigned to the MRPS from “AA” to “BBB” and, consequently, holders of MRPS are entitled to receive enhanced dividends by 2.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

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Notes to financial statements (unaudited) (cont’d)

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2020, the Fund did not repurchase any shares.

9. Capital shares

During the year ended November 30, 2018, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue additional shares of common stock through an equity shelf offering in which the aggregate initial offering amount is not to exceed $150,000,000. Under the equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a charge to paid-in-capital. For the period ended May 31, 2020 and the year ended November 30, 2019, there were no shares sold. For the period ended May 31, 2020 and the year ended November 30, 2019, the Fund incurred offering costs of $39,860 and $19,724, respectively.

10. Income taxes

The Fund’s current and deferred income tax provision for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Loss	Change in Net Unrealized Depreciation	Total
Current tax expense (benefit)	$11,774,001	—	—	$11,774,001
Deferred tax expense (benefit)	(16,904,035)	$(50,752,867)	$8,827,559	(58,829,343)
Total tax expense (benefit)	$(5,130,034)	$(50,752,867)	$8,827,559	$(47,055,342)

The Fund’s federal and state income tax provision consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$9,595,699	$2,178,302	$11,774,001
Deferred tax expense (benefit)	(53,166,757)	(5,662,586)	(58,829,343)
Total tax expense (benefit)	$(43,571,058)	$(3,484,284)	$(47,055,342)

Total income taxes have been computed by applying the U.S. federal statutory income tax rate of 21% plus a blended net state income tax rate of 1.7%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

22	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	21.00%	$(108,623,499)
State taxes, net of federal tax benefit	1.70%	(8,793,331)
Non-deductible distributions on MRPS	(0.06)%	320,663
Dividends received deduction	0.14%	(726,237)
Change in valuation allowance	(14.20)%	73,430,539
Federal tax rate differential on capital loss carryback	0.62%	(3,190,597)
Other, net	(0.10)%	527,120
Total tax expense (benefit)	9.10%	$(47,055,342)

Components of the Fund’s net deferred tax asset (liability) as of May 31, 2020 are as follows:

Deferred tax assets
Capital loss carryforward	$55,272,199
Unrealized losses on investment securities	47,308,990
Other deferred tax assets	462,205

Deferred tax liabilities
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(29,612,855)
Net deferred tax asset (liability) before valuation allowance	73,430,539
Less: Valuation allowance	(73,430,539)
Total net deferred tax asset (liability)	—

At May 31, 2020, the Fund had a capital loss carryforward of $240,714,333 (deferred tax asset of $55,272,199), which may be carried forward for 5 years. If not utilized, this capital loss will expire in tax years 2023 and 2024. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore, the use of this capital loss carryforward is dependent upon the Fund generating sufficient net capital gains prior to the expiration of the loss carryforward.

The amount of net operating loss and capital loss carryforwards differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year.

Significant declines in the fair market value of its portfolio of investments, in conjunction with cumulative capital losses incurred and expected to be incurred, have resulted in the Fund having a net deferred tax asset as of May 31, 2020. Based on the assessment, as described in Note 1(k), management of the Fund has determined that it is not more likely than not that it will be able to generate significant future taxable income of the appropriate

ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

character in order to realize its deferred tax assets. Accordingly, management of the Fund has determined that a full valuation allowance on its net deferred tax asset is appropriate at this time.

At May 31, 2020, the cost basis of investments for Federal income tax purposes was $516,514,895. At May 31, 2020, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$59,464,415
Gross unrealized depreciation	(135,077,747)
Net unrealized appreciation (depreciation) before tax	$(75,613,332)
Net unrealized appreciation (depreciation) after tax	$(58,449,106)

11. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts that have been presented to the shareholders of the Fund for their approval.

***

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The London Interbank Offered Rate, or “LIBOR,” the offered rate for short-term Eurodollar deposits between major international banks, is used extensively in the United States and globally as a reference rate in various financing and commercial transactions. Plans are

24	ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report

underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the financial markets generally, transactions that use LIBOR as a reference rate and financial institutions that engage in such transactions, including issuers of securities in which the Fund invests. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

12. Subsequent events

The portfolio managers primarily responsible for overseeing the day-to-day management of the Fund are Richard A. Freeman, Michael Clarfeld, CFA, Chris Eades, and Peter Vanderlee, CFA. Effective September 30, 2020, Mr. Freeman will no longer serve as a member of the Fund’s portfolio management team.

*  *  *

On July 14, 2020, the Fund announced that the Board of Directors on behalf of the Fund has approved a 1-for-5 reverse stock split. The Fund anticipates completing the 1-for-5 reverse stock split prior to the open of trading on the New York Stock Exchange (the “NYSE”) on July 28, 2020 for common stockholders of record as of the close of business on July 27, 2020. Common stock of the Fund will continue to trade on the NYSE under its current symbol but will trade under the new CUSIP number 184692200.

As a result of the reverse stock split, every five outstanding shares of common stock of the Fund will be automatically converted into one share of common stock.

The reverse stock split will decrease the number of the Fund’s shares of common stock outstanding and potentially increase the market price per share by a proportional amount. Neither the Fund’s portfolio holdings nor the total value of stockholders’ investments in the Funds will be affected as a result of the reverse stock split. The reverse stock split is intended to increase the market price per share of the Fund and broaden the range of potential investors in shares of the Fund’s common stock, thereby potentially improving the market for, and liquidity of, shares of the Fund’s common stock.

No fractional shares will be issued as a result of the reverse stock splits. Instead, stockholders entitled to fractional shares that result from the reverse stock split will receive a proportional cash payment in lieu of such fractional shares. The reverse stock split will not impact any stockholder’s ownership in the Fund or voting power, except for minimal effects resulting from the treatment of fractional shares.

ClearBridge MLP and Midstream Fund Inc. 2020 Semi-Annual Report	25

Board approval of new management and

new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

26	ClearBridge MLP and Midstream Fund Inc.

Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

ClearBridge MLP and Midstream Fund Inc.	27

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

28	ClearBridge MLP and Midstream Fund Inc.

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

(xiii)

that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their business judgment during those years, and that within the past six-months the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of one Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

ClearBridge MLP and Midstream Fund Inc.	29

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including ClearBridge MLP and Midstream Fund Inc. (the “ClearBridge Fund”), reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered,

30	ClearBridge MLP and Midstream Fund Inc.

among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

ClearBridge MLP and Midstream Fund Inc.	31

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the ClearBridge Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

32	ClearBridge MLP and Midstream Fund Inc.

Management Fees and Expense Ratios

The Board of each Fund considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting. The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

ClearBridge MLP and Midstream Fund Inc.	33

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the ClearBridge Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the ClearBridge Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the ClearBridge Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

34	ClearBridge MLP and Midstream Fund Inc.

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the ClearBridge Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the ClearBridge Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

ClearBridge MLP and Midstream Fund Inc.	35

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of ClearBridge MLP and Midstream Fund Inc. was held on March 20, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

	Common Shares	Common
	and Preferred	Shares and
	Shares, voting	Preferred	Preferred
	together,	Shares, voting	Shares,	Preferred
	For	together,	For	Shares,
Nominees	Election	Against	Election	Against
Carol L. Colman	58,743,400	1,510,146	—	—
Paolo M. Cucchi	58,638,867	1,614,679	—	—
Daniel P. Cronin	—	—	315	—

At May 31, 2020, in addition to Carol L. Colman, Paolo M. Cucchi and Daniel P. Cronin, the other Directors of the Fund were as follows:

Robert D. Agdern

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2020.

For	Against	Abstain
59,380,193	496,312	377,041

36	ClearBridge MLP and Midstream Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock-holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

ClearBridge MLP and Midstream Fund Inc.	37

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

38	ClearBridge MLP and Midstream Fund Inc.

ClearBridge

MLP and Midstream Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

ClearBridge MLP and Midstream Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

CEM

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of ClearBridge MLP and Midstream Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

CBAX013771 7/20 SR20-3916

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective September 30, 2020, Mr. Freeman will no longer serve as a member of the Fund’s portfolio management team. The portfolio managers primarily responsible for overseeing the day-to-day management of the Fund will be Michael Clarfeld, CFA, Chris Eades, and Peter Vanderlee, CFA. These investment professionals are employed by ClearBridge Investments, LLC.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge MLP and Midstream Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 27, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 27, 2020